UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2018

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this current report on Form 8-K (this “Current Report”) is incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 2, 2018, Inpixon (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, as amended (the “Reverse Stock Split Amendment”) with the Secretary of State of the State of Nevada to effect a 1-for-30 reverse stock split (the “Reverse Stock Split”) of the Company’s issued and outstanding common stock, par value $0.001 per share (“Common Stock”). Pursuant to the Reverse Stock Split Amendment, effective as of February 6, 2018, every thirty (30) shares of the issued and outstanding Common Stock will be converted into one (1) share of Common Stock, without any change in the par value per share. The Reverse Stock Split was approved by the Company’s stockholders at its special meeting of stockholders held on February 2, 2018.

The Common Stock will begin trading on a Reverse Stock Split-adjusted basis on the Nasdaq Capital Market at the opening of trading on February 6, 2018. In connection with the Reverse Stock Split, the Common Stock will also commence trading with a new CUSIP number, 45790J 305, at such time.

No fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. If, as a result of the Reverse Stock Split, a stockholder would otherwise hold a fractional share, the stockholder will receive, in lieu of the issuance of such fractional share, one whole share of Common Stock.

Corporate Stock Transfer, the Company’s transfer agent, is acting as the exchange agent for the Reverse Stock Split and will provide instructions to stockholders of record regarding the process for exchanging shares. Those stockholders holding Common Stock in “street name” will receive instructions from their brokers.

The foregoing description of the Reverse Stock Split Amendment is a summary of the material terms thereof, does not purport to be complete and is qualified in its entirety by reference to the Reverse Stock Split Amendment, which is incorporated herein by reference. A copy of the Reverse Stock Split Amendment is attached hereto as Exhibit 3.1.

Item 7.01	Regulation FD Disclosure.

On February 6, 2018, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

*3.1	Certificate of Amendment to Articles of Incorporation, effective as of February 6, 2018

**99.1	Press Release issued on February 6, 2018

* Filed herewith

** Furnished herewith

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: February 6, 2018	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

2

Exhibit Index

Exhibit No.	Description

*3.1	Certificate of Amendment to Articles of Incorporation, effective as of February 6, 2018

**99.1	Press Release issued on February 6, 2018

* Filed herewith

** Furnished herewith

3